                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      __________________________________

                                   FORM 8-K

                                CURRENT REPORT

                      __________________________________



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        October 16, 1998
                                                 -------------------------------

                                 HELISYS, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                 0-27286              95-4552813
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission         (I.R.S. Employer
      of Incorporation)          File Number)       Identification No.)


     24015 Garnier Street, Torrance, California           90505
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code         (310) 891-0600
                                                   -----------------------------

                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

        On October 16, 1998, Stonefield Josephson, Inc. was engaged as the principal auditors for Helisys, Inc., a Delaware corporation (the "Company").

Item 7. Financial Statements and Exhibits

        (a)  Not applicable.
        (b)  Not applicable.
        (c)  Exhibits. The following exhibits are filed as part of this report:

             Exhibit Number          Description

                  16.1               Letter from Stonefield Josephson, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HELISYS, INC.


Date: October 19, 1998                    By:  /s/ DAVE T. OKAZAKI
                                               ---------------------------
                                               Dave T. Okazaki
                                               Chief Financial Officer

                                 EXHIBIT INDEX

                                                                    Sequentially
Exhibit Number                 Description                         Numbered Page
--------------                 -----------                         -------------

16.1              Letter from Stonefield Josephson, Inc.                 5